Exhibit 99.1

Xenetic Biosciences, Inc. Announces Reverse Stock Split of Common Stock

FRAMINGHAM, MA – (June 24, 2019) – Xenetic Biosciences, Inc. (NASDAQ: XBIO) (“Xenetic” or the “Company”), today announced it will effect a one-for-twelve reverse stock split of its issued and outstanding common stock. Pursuant to the Certificate of Change filed with the Secretary of State of the State of Nevada, the reverse stock split will be effective at 12:01 a.m., Eastern Time, on June 25, 2019. Xenetic expects that upon the opening of trading on June 25, 2019, its common stock will trade on the Nasdaq Capital Market on a split-adjusted basis under the current trading symbol “XBIO” and the new CUSIP number 984015 503.

No fractional shares will be issued as a result of the reverse stock split. Any fractional shares that would result from the reverse stock split will be rounded up to the nearest whole share.

Stockholders of record are not required to send in their current stock certificates or evidence of book-entry or other electronic positions for exchange. Following the effectiveness of the reverse stock split, each stock certificate and book-entry or other electronic position representing issued and outstanding shares of Xenetic's common stock will be automatically adjusted. Those stockholders holding common stock in "street name" will receive instructions from their brokers if they need to take any action in connection with the reverse stock split. Stockholders should direct any questions concerning the reverse stock split to their broker or Xenetic’s transfer agent and registrar, Empire Stock Transfer, Inc., at info@empirestock.com.

About Xenetic Biosciences

Xenetic Biosciences, Inc. is a clinical-stage biopharmaceutical company focused on the discovery, research and development of next-generation biologic drugs and novel orphan oncology therapeutics. The Company recently announced its plans to acquire the XCART platform, a novel CAR T technology engineered to target personalized, patient-specific tumor neoantigens. The Company plans to initially apply the XCART technology to develop cell-based therapeutics for the treatment of B-cell lymphomas.

Additionally, Xenetic's proprietary drug development platform, PolyXen™, enables next-generation biologic drugs by improving their half-life and other pharmacological properties. The Company has ongoing business development activities to explore partnerships utilizing its PolyXen delivery platform.

For more information, please visit the Company's website at www.xeneticbio.com and connect on Twitter, LinkedIn, and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as "expects," "plans," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These risks and uncertainties include those described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and filed with the Securities and Exchange Commission on March 29, 2019, and subsequent reports that it may file with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and the Company does not undertake any obligation to update forward-looking statements, except as required by law.

Contact:

Jenene Thomas Communications, LLC.

Jenene Thomas

(833) 475-8247

xbio@jtcir.com

Source: Xenetic Biosciences, Inc.